UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

VERDE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-170935	27-2448672
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

905 Ventura Way

Mill Valley, CA 94941

(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (415) 251-8715

_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On May 17, 2010, Verde Resources, Inc. (“the Purchaser, “Verde”) entered into an agreement (the “Mineral Claim Purchase Agreement”) with Gold Explorations, LLC (“the Vendor, “Gold”) under which the Vendor granted the Purchaser to complete the work program recommended by Gold to be completed in 2011.

On February 8, 2012, the Purchaser entered into an agreement with the Vendor, amending the Purchase Agreement, under which the Vendor granted the Purchaser an extension of time to complete the work program recommended by the Vendor to be completed in 2012.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

Exhibit 10.1 – Amending Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    /s/ Stephen Spalding

                                                                                    Stephen Spalding, President